                                                                  Exhibit (1)(a)

                                     KeyCorp
                              (an Ohio corporation)

                                   Senior Debt
                            Securities, Subordinated
                        Debt Securities, Preferred Stock,
                   Depositary Shares representing Preferred
                  Stock, Warrants to Purchase Debt Securities,
               Preferred Stock, Depositary Shares or Common Stock

                   UNDERWRITING AGREEMENT STANDARD PROVISIONS
                   ------------------------------------------

                  From time to time, KeyCorp, an Ohio corporation (the "Company"), may enter into one or more Terms Agreements in the form of Exhibit A hereto (each a "Terms Agreement") that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such Terms Agreement. The Terms Agreement including the provisions incorporated therein by reference, is herein referred to as "this Agreement." Unless otherwise defined herein, terms defined in the Terms Agreement are used herein as therein defined.

                  1. DESCRIPTION OF SECURITIES. The Company proposes to issue and sell from time to time, either together or separately, certain of its (i) senior debt securities (the "Senior Debt Securities") and/or (ii) subordinated debt securities (the "Subordinated Debt Securities," and together with the Senior Debt Securities, the "Debt Securities"), and/or (iii) preferred stock (the "Preferred Stock"), and/or (iv) depositary shares which represent fractional interests in the Preferred Stock (the "Depositary Shares") and/or (v) warrants (the "Warrants") to purchase Debt Securities, Preferred Stock, Depositary Shares or the Company's Common Shares, with a par value of $1 each (the "Common Stock"), in one or more offerings on terms determined at the time of sale and set forth in a Terms Agreement. The Subordinated Debt Securities may be convertible into Capital Securities (as defined below) of the Company and the Preferred Stock may be convertible into shares of Common Stock, Debt Securities or any class or series of Capital Securities in each case as set forth in the applicable Terms Agreement relating thereto. As used herein, "Capital Securities" means any securities issued by the Company which consist of (i) Common Stock, (ii) perpetual preferred stock or (iii) other capital securities of the Company permitted by the Company's primary federal banking regulator. Capital Securities may have such terms, rights and preferences as may be determined by the Company.

                  The Senior Debt Securities are to be issued under an Indenture dated as of June 10, 1994, as amended or supplemented (the "Senior Indenture"), between the Company and Bankers Trust Company, as trustee (the "Senior Trustee"). The Subordinated Debt Securities are to be issued under an Indenture dated as of June 10, 1994, as amended or supplemented (the "Subordinated Indenture"), between the Company and Bankers Trust Company, as trustee (the "Subordinated Trustee," and together with the Senior Trustee, the "Trustees"). The Senior Indenture and the Subordinated Indenture are collectively referred to herein as the "Indentures." The Senior Debt Securities and the Subordinated Debt Securities may have varying titles, maturities, rates and times of payment of interest, if any, selling prices, redemption terms, if any, conversion terms, if any, and other specific terms as set forth in the applicable Terms Agreement relating thereto.

                  The Warrants are to be issued under warrant agreements (each a "Warrant Agreement"), between the Company and a bank or trust company, as warrant agent (the "Warrant Agent"). The Warrants may have varying titles, expiration dates, selling prices, redemption terms, if any, adjustment terms, if any, and other specific terms as set forth in the applicable Terms Agreement relating thereto.

                  Each issue of Preferred Stock may vary as to the specific number of shares, title, stated value and liquidation preference, issuance price, dividend rate or rates (or method of calculation), dividend payment dates, redemption or sinking fund requirements, conversion provisions and any other variable terms as set forth in the applicable Terms Agreement relating to such Preferred Stock. If the shares of Preferred Stock are to be offered in the form of Depositary Shares, the Preferred Stock will, when issued, be deposited by the Company against delivery of depositary receipts (the "Depositary Receipts") to be issued under a deposit agreement (the "Deposit Agreement"), to be entered into among the Company, a depositary institution (the "Depositary") and the holders from time to time of the Depositary Receipts issued thereunder. The Depositary Receipts will evidence the Depositary Shares and each Depositary Share will represent a fraction of a share of Preferred Stock. The Preferred Stock, together, if applicable, with the Depositary Shares is hereinafter referred to as the "Shares".

                  The Debt Securities, Warrants and Shares to be issued and sold as specified in the applicable Terms Agreement, shall collectively be referred to herein as the "Offered Securities." The Company may also grant to the Underwriters an option to purchase additional Offered Securities to cover over-allotments, if any, as specified in the applicable Terms Agreement (the "Option Securities"). The Offered Securities and Option Securities, if any, shall collectively be referred to as the "Securities." As used herein, unless the context otherwise requires, the term "Underwriters" shall mean the firm or firms specified as Underwriter or Underwriters in the applicable Terms Agreement relating to the Securities and the term "you" shall mean the Underwriter or Underwriters, if no underwriting syndicate is purchasing the Securities, or the representative or representatives of the Underwriters specified in the applicable Terms Agreement (the "Representatives"), if an underwriting syndicate is purchasing the Securities, as specified in the applicable Terms Agreement.

                  The Debt Securities, Preferred Stock, Depositary Shares and Warrants may be sold either separately or as units (the "Units").

                  Whenever the Company determines to make an offering of Securities, the Company will enter into a Terms Agreement providing for the sale of the applicable Securities to, and the purchase and offering thereof by, the Underwriters. The Terms Agreement relating to the Securities shall specify the type of Securities to be issued, the names of the Underwriters participating in such offering (subject to substitution as provided in Section 9 hereof), the number of Offered Securities which each such Underwriter severally agrees to purchase, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price of the Securities, the time and place of delivery and payment and other specific terms. The Terms Agreement may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each offering of Securities will be governed by this Agreement and shall inure to the benefit of and be binding upon the Company and each Underwriter participating in the offering of such Securities.

                  The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333- ), including a prospectus, relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Securities Act" and the rules and regulations thereto being referred to as the "Securities Act Regulations"), which registration statement also constitutes post-effective amendment No. 1 to the registration statement No. 333-50802 relating to the Company's Debt Securities, Common Shares, Preferred Stock, Depositary Shares, Warrants and Capital Securities. Such registration statement and such post-effective amendment, as amended have been declared effective by the Commission. As provided in Section 4(a), a prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and filed, or will be filed, pursuant to Rule 424 under the Securities Act. Such prospectus supplement, in the form first filed after the date of the applicable Terms Agreement pursuant to Rule 424, is herein referred to as the "Prospectus Supplement." Such registration statement and such post-effective amendments, as amended at the date of the applicable Terms Agreement, including the exhibits thereto and the documents incorporated by reference therein, are herein called the "Registration Statement," and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus," except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein. Any preliminary prospectus supplement included in such Registration Statement or filed with the Commission pursuant to Rule 424(a) of the Securities Act Regulations is herein called a "Preliminary Prospectus".

                  2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Representative and each Underwriter that:

                  (a) The Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission.

                  (b) The Company meets the requirements for use of Form S-3 under the Securities Act and the Registration Statement and the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder; each part of the Registration Statement and any amendment or supplement thereto, as of the date such part became or becomes effective, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; each Prospectus, and any amendment or supplement thereto, as of the date thereof, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or
         (ii) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement and such Prospectus.

                  (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, comply, or will comply, as the case may be, in all material respects to the requirements of the Exchange Act and, if applicable, the Securities Act and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act and, as applicable, the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (d) The financial statements and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its subsidiaries on a consolidated basis, as at the dates indicated, and the respective results of operations for the periods specified, in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

                  (e) (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Ohio, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its subsidiaries; (ii) each of its national bank subsidiaries is a duly organized and validly existing national banking association under the laws of the United States, continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such; each of its other significant subsidiaries, as defined in Regulation S-

         X (the "Significant Subsidiaries"), is duly organized and validly existing under the laws of the jurisdiction of its organization with corporate power and authority under such laws to conduct its business; and (iii) all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable (except, with respect to any subsidiary that is a national bank, as provided by Section 55 of Title 12 of the United States Code) and (except as otherwise stated in the Registration Statement) are owned beneficially by the Company subject to no security interest, pledge, lien, charge or other encumbrance or adverse claim.

                  (f) The execution and delivery of this Agreement, the Indentures, the Warrant Agreement, and the Deposit Agreement, if any, and the consummation of the transactions contemplated herein and therein, have been duly authorized by all necessary corporate action and when executed by the Company and the other parties thereto will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries, pursuant to any indenture, loan agreement, contract or other material agreement or instrument to which the Company or its subsidiaries is a party or by which the Company may be bound or to which any of the property or assets of the Company or its subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended and Restated Articles of Incorporation or the Amended and Restated Regulations of the Company or its subsidiaries or any applicable statute, rule or regulation or, to the best of its knowledge, any order of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties.

                  (g) If the Securities include Debt Securities, such Debt Securities shall, on the date of the Terms Agreement relating to such Securities, be duly authorized and, when such Debt Securities are duly executed, authenticated and delivered in the manner provided for in the applicable Indenture and issued and paid for in accordance with this Agreement and the applicable Terms Agreement, such Debt Securities will constitute legal, valid and binding obligations of the Company entitled to the benefits of the applicable Indenture and enforceable against the Company in accordance with their terms subject, as to enforcement, to bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and to general equity principles; and, if the Securities include Subordinated Debt Securities that are convertible into Capital Securities, then such Subordinated Debt Securities shall be convertible into Capital Securities in accordance with their terms and the terms of the Subordinated Indenture.

                  (h) If the Securities include Preferred Stock, such shares of Preferred Stock shall, on the date of the Terms Agreement relating to such Securities, be duly authorized and, when such shares of Preferred Stock are duly executed and delivered and issued and paid for in accordance with this Agreement and the applicable Terms Agreement, such shares of Preferred Stock will have been validly issued, fully paid and non-assessable; no holder thereof will be subject to personal liability by reason of being such a holder; such shares of Preferred Stock will not be subject to the preemptive rights of any stockholder of the Company; and all corporate action required to be taken for the authorization, issue and sale of such shares of Preferred Stock has been, or at the Closing Date will be, validly and sufficiently taken; and, if the Securities include shares of Preferred Stock that are to be represented by Depositary Shares, then, upon deposit by the Company of such shares of Preferred Stock with the Depositary pursuant to the Deposit Agreement and the execution by the Depositary of the Depositary Receipts evidencing the Depositary Shares, such Depositary Shares shall represent legal and valid interests in such shares of Preferred Stock; and, if the Securities include shares of Preferred Stock that are convertible into Capital Securities, Debt Securities or other preferred stock, then such shares of Preferred Stock shall be convertible into Capital Securities, Debt Securities or other preferred stock in accordance with their terms and the terms of the Certificate of Amendment establishing a series of a class of stock relating to such shares of Preferred Stock (the "Certificate of Amendment").

                  (i) If the Securities include Warrants, such Warrants shall, on the date of the Terms Agreement relating to such Securities, be duly authorized and, when such Warrants are duly executed, countersigned and delivered in the manner provided for in the Warrant Agreement and issued and paid for in accordance with this Agreement and the applicable Terms Agreement, such Warrants will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Warrant Agreement and enforceable against the Company in accordance with their terms subject, as to enforcement, to bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and to general equity principles; and the Warrants shall be exercisable for Debt Securities or Preferred Stock in accordance with their terms and the terms of the Warrant Agreement.

                  (j) If the Securities include Preferred Stock convertible into Debt Securities or Debt Securities, the Indentures have been duly authorized by the Company and qualified under the Trust Indenture Act, will be substantially in the forms filed as exhibits to the Registration Statement and, when duly executed and delivered by the Company and the Trustees, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms subject, as to enforcement, to bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and to general equity principles; and the summary descriptions of the Indentures set forth in the Prospectus conform in all material respects to the provisions contained in the Indentures.

                  (k) If the Securities include Preferred Stock convertible into Capital Securities or other preferred stock and/or Subordinated Debt Securities convertible into Capital Securities, the Capital Securities or preferred stock issuable upon conversion of the shares of Preferred Stock pursuant to their terms and the terms of the Certificate of Amendment and/or the Capital Securities issuable upon conversion of the Subordinated Debt Securities pursuant to their terms and the terms of the Subordinated Indenture, on the date of the Terms Agreement relating to such Securities, shall be duly authorized and validly reserved for issuance upon such conversion by all necessary corporate action and such Capital Securities or other preferred stock, when issued upon such conversion will be validly issued, fully paid and non-assessable; no holder thereof will be subject to personal liability by reason of being such a holder; and the issuance of such Capital

         Securities or other preferred stock upon such conversion will not be subject to preemptive rights.

                  (l) If the Securities include Depositary Shares, the Deposit Agreement has been duly authorized by the Company, will be substantially in the form filed as an exhibit to the Registration Statement and, when duly executed and delivered by the Company and the Depositary, will constitute a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and to general equity principles; and the summary description of the Deposit Agreement set forth in the Prospectus conforms in all material respects to the provisions contained in the Deposit Agreement.

                  (m) If the Securities include Warrants, the Warrant Agreement has been duly authorized by the Company, will be substantially in the form filed as an exhibit to the Registration Statement and, when duly executed and delivered by the Company and the Warrant Agent, will constitute a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency (including, without limitation, laws relating to fraudulent transfer), reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and to general equity principles; and the summary description of the Warrant Agreement conforms in all material respects to the provisions contained in the Warrant Agreement.

                  (n) If applicable, the shares of a Company's Common Stock, issuable upon conversion or exercise of any issue of Offered Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and, when issued and delivered in accordance with the provisions of this Agreement relating thereto, will be validly issued, fully paid and non-assessable, no holder thereof will be subject to personal liability by reason of being such a holder; and the issuance of such shares upon such conversion will not be subject to preemptive rights.

                  (o) The Securities conform in all material respects to the summary descriptions thereof contained or incorporated by reference in the Prospectus and such summary descriptions conform to the rights set forth in the instruments defining the same.

                  (p) To the knowledge of the Company and except as set forth in the Prospectus, there is no threatened action, suit or proceeding that could reasonably be expected to result in any material adverse change in the condition (financial or other), business or results of operations of the Company and its subsidiaries, or could reasonably be expected to materially and adversely affect the properties or assets thereof.

                  (q) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities or the Capital Securities.

                  (r) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition (financial or other), business or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

                  (s) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (t) The aggregate amount of Securities to be purchased pursuant to this Agreement does not exceed the amount remaining registered under the Registration Statement.

                  Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with an offering of Securities shall be deemed a representation and warranty by the Company, as to the matters covered thereby, to each Underwriter participating in such offering.

                  3. PURCHASE, SALE AND DELIVERY OF SECURITIES. On the basis of the representations, warranties and agreements herein contained and contained in the applicable Terms Agreement, but subject to the terms and conditions herein and therein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company pursuant to the terms of a Terms Agreement.

                  If so authorized in the Terms Agreement, the Underwriters may solicit offers from investors of the types set forth in the Prospectus to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"). Such contracts shall be substantially in the form of Exhibit I hereto but with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to the Representatives on the Closing Date, for the accounts of the Underwriters, a fee as follows: (i) in the case of Debt Securities, Debt Warrants and Units consisting of Debt Securities and Debt Warrants, an amount equal to the percentage set forth in the applicable Terms Agreement of the principal amount of the Debt Securities or number of Debt Warrants for which such Delayed Delivery Contracts are made; (ii) in the case of Preferred Stock, Depositary Shares and Units consisting of Preferred Stock and any other Securities, an amount equal to the percentage set forth in the applicable Terms Agreement of the aggregate liquidation preference of the Preferred Stock, including shares represented by such Depositary Shares, for which Delayed Delivery Contracts are made; (iii) in the case of all other Securities, an amount as set forth in the applicable Terms Agreement of Securities for which such Delayed Delivery Contracts are made. Securities to be purchased pursuant to Delayed Delivery Contracts are herein called "Contract Securities." When Delayed Delivery Contracts are authorized in the applicable Terms Agreement, the Company will enter into a Delayed Delivery Contract in each case where a sale of Contract Securities arranged through you has been approved by the Company but, except as the Company may otherwise agree, such Delayed Delivery Contracts must be for at least the minimum amount of Contract Securities set forth in the applicable Terms Agreement hereto, and the aggregate amount of Contract Securities may not exceed the amount set forth in such

Schedule. The Company will advise you not later than 10:00 A.M., New York City time, on the third full business day preceding the Closing Date (or at such later time as you may otherwise agree) of the sales of Contract Securities that have been so approved. You and the other Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

                  The Representatives shall submit to the Company, at least three business days prior to Closing Date, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the amount or number of Securities to be purchased by each of them, and the Company will advise the Representatives, at least two business days prior to Closing Date, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the amount or number of Securities to be covered by each such Delayed Delivery Contract.

                  The amount of Securities to be purchased by each Underwriter as set forth in the applicable Terms Agreement shall be reduced by an amount which shall bear the same proportion to the total amount of Contract Securities as the amount of Securities set forth opposite the name of such Underwriter bears to the total amount of Securities set forth in the applicable Terms Agreement, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company; provided, however, that the total amount of Securities to be purchased by all Underwriters shall be the total amount of Securities set forth in the applicable Terms Agreement less the aggregate amount of Contract Securities.

                  The Offered Securities to be purchased by the Underwriters will be delivered by the Company to you for the accounts of the several Underwriters at the office specified in the applicable Terms Agreement against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds payable to the order of the Company at the office, on the date and at the times specified in such Terms Agreement, or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the "Offered Securities Closing Date." The Option Securities to be purchased by the Underwriters will be delivered by the Company to you for the accounts of the several Underwriters at the office specified in the applicable Terms Agreement against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds payable to the order of the Company at the office, on the date and at the times specified in such Terms Agreement, or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the "Option Closing Date." The Offered Securities Closing Date and the Option Securities Closing Date are hereinafter collectively referred to as the "Closing Date." Such Securities will be prepared in definitive form and in such authorized denominations and registered in such names as you may require upon at least two business days' prior notice to the Company and will be made available for checking and packaging at the office at which they are to be delivered on the applicable Closing Date (or such other office as may be specified for that purpose in the Terms Agreement) at least one business day prior to the applicable Closing Date.

                  It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other

Underwriter for Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

                  The Company will pay to you on the applicable Closing Date for the account of each Underwriter any commission or other compensation that is specified in the Terms Agreement. Such payment will be made by certified or official bank check in New York Clearing House (next day) funds.

                  4. COVENANTS. The Company covenants and agrees with each Representative and each Underwriter that:

                  (a) (i) If reasonably requested by you in connection with the offering of the Offered Securities, the Company will prepare a Preliminary Prospectus containing such information concerning the Securities as you and the Company deem appropriate and (ii) immediately following the execution of each Terms Agreement, the Company will prepare a Prospectus Supplement that complies with the Securities Act and the Securities Act Regulations and that sets forth the number or principal amount of Securities covered thereby, the names of the Underwriters participating in the offering and the number or principal amount of Securities which each severally has agreed to purchase, the name of each Underwriter, if any, acting as representative in connection with the offering, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, and such other information concerning the Securities as you and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the Securities Act and will furnish to the Underwriters named therein as many copies of any Preliminary Prospectus, the Prospectus and the Prospectus Supplement as you shall reasonably request.

                  (b) If at any time when the Prospectus is required by the Securities Act to be delivered in connection with sales of the Offered Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances under which they were made, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 4(d), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of the conditions set forth in Section 5.

                  (c) During the period when the Prospectus is required by the Securities Act to be delivered in connection with sales of the Offered Securities, the Company will, subject to Section 4(d), file promptly all documents required to be filed with the Commission pursuant to
         Section 13, 14 or 15(d) of the Exchange Act.

                  (d) During the period between the date of the applicable Terms Agreement and the Closing Date, the Company will inform you of its intention to file any amendment to the Registration Statement, any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus, will furnish you with copies of any such amendment, supplement or other document and will not file any such amendment, supplement or other document in a form to which you or your counsel shall reasonably object.

                  (e) During the period when the Prospectus is required by the Securities Act to be delivered in connection with sales of the Offered Securities, the Company will notify you immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement; (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus; (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or the Prospectus Supplement; (iv) of any request by the Commission for any amendment to the Registration Statement or any supplement to the Prospectus or for additional information relating thereto or to any document incorporated by reference in the Prospectus; and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order suspending such qualification and, if any such order is issued, the Company will use every reasonable effort to obtain the lifting thereof at the earliest possible moment.

                  (f) The Company has furnished or will furnish to you as many copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith (including documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act) and copies of all consents and certificates of experts as you may reasonably request, and has furnished or will furnish to you, for each other Underwriter, one copy of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits).

                  (g) The Company will use its reasonable best efforts to qualify the Offered Securities and, if applicable, any Debt Securities, Preferred Stock or Common Stock which may be issuable pursuant to the exercise of the applicable Warrants and Capital Securities into or for which the Subordinated Debt Securities are convertible and the Capital Securities, other preferred stock or Debt Securities into which the shares of Preferred Stock are convertible for offering and sale under the applicable securities laws of such states and other jurisdictions as you may reasonably designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Terms Agreement applicable to such Offered Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Offered Securities have been qualified as above provided.

                  (h) With respect to each sale of Offered Securities, the Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of 12 months beginning, in each case, not later than the first day of the Company's fiscal quarter next following the effective date (as defined in Rule 158) of the Registration Statement relating to the Offered Securities.

                  (i) If and to the extent specified in the applicable Terms Agreement, the Company will use its best efforts to effect the listing of the Offered Securities and, if applicable, any Debt Securities, Preferred Stock or Common Stock which may be issuable pursuant to the exercise of the applicable Warrants and the Capital Securities, other preferred stock or Debt Securities issuable upon conversion of Preferred Stock and/or Capital Securities issuable upon conversion of Subordinated Debt Securities, on the New York Stock Exchange or such other national securities exchange as may be designated in the applicable Terms Agreement by the Closing Date with respect to the applicable Terms Agreement.

                  (j) For a period of five years after the Closing Date, the Company will furnish to you copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders generally.

                  (k) Between the date of the applicable Terms Agreement and the Closing Date or such other date as is set forth in such Terms Agreement, the Company will not, without your prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, the securities set forth in such Terms Agreement, other than as set forth in such Terms Agreement.

                  (l) The Company, whether or not the transactions contemplated hereunder are consummated or the Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, will pay the expenses of printing or otherwise producing all documents relating to the offering, and will pay, or reimburse the Underwriters, for any reasonable expenses (including fees and disbursements of counsel) incurred by them in connection with the matters referred to in
         Section 4(g) hereof and the preparation of memoranda relating thereto, for any filing fee of the National Association of Securities Dealers, Inc. relating to the Securities, for any fees charged by investment rating agencies for rating the Securities, for any fees and expenses of any Trustee and any agent of any Trustee in connection with any Indenture and the Securities, for any listing fees and for the cost of mailing any Preliminary Prospectus. Notwithstanding the foregoing, if there is a mistake in the written information furnished by the Representative or Representatives to the Company for use in the Prospectus and if such Prospectus is required to be reprinted pursuant to Sections 4(b) and 4(d), then the expense of reprinting such Prospectus shall be borne, severally, by the Underwriter or Underwriters who shall have furnished such incorrect information to such Representative or Representatives.

                  (m) The Company will apply the net proceeds from the sale of the Securities as set forth in the Prospectus.

                  5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Offered Securities as provided herein shall be subject to the accuracy, as of the date hereof and the date of any such Terms Agreement and the Closing Date (as if made at the Closing
Date), of the representations and warranties of the Company herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of all of its covenants and other obligations hereunder and to the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission in accordance with the Securities Act Regulations and Section 4(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission.

                  (b) Subsequent to the execution of the Terms Agreement, there shall not have occurred (i) any change or any development in or affecting particularly the business or properties of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters, materially impairs the investment quality of the Securities; (ii) the suspension of trading in any securities of the Company by the Commission or a national securities exchange, or the suspension of trading on the New York Stock Exchange or the American Stock Exchange, or the fixing of minimum or maximum prices for trading, or the requirement of maximum ranges for prices for securities, on the New York Stock Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction; (iii) any major disruption of settlement of securities and any banking moratorium declared by Federal or New York authorities; (iv) any downgrading in the rating accorded the Company's Debt Securities or Preferred Stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act or any public announcement that any such organization has under surveillance or review, with possible negative implications, its rating of any of the Company's Debt Securities or Preferred Stock; or (v) any outbreak or escalation of hostilities in which the United States is involved, a declaration of war by Congress, any major act of terrorism against the United States, any other substantial national or international calamity or crisis or any other event or occurrence of a similar character if, in the judgment of a majority in interest of the Underwriters, including any Representatives, the effect of any such outbreak, escalation, declaration, calamity or other event or occurrence makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Promptly after the determination by such majority in interest of the Underwriters that it is impractical or inadvisable to proceed with the completion of the sale and payment for the Securities, the Representatives shall notify the Company of such determination in writing; but the omission so to notify the Company shall not act to modify the rights of the Underwriters under this Section 5(b).

                  (c) On the applicable Closing Date, you shall have received the opinion of the General Counsel, any Associate General Counsel or any Senior Managing Counsel to the Company and/or Thompson Hine LLP, counsel to the Company, as indicated in the applicable Prospectus Supplement, dated the Closing Date, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to you or your counsel, to the effect that:

                           (i) The Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of Ohio and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; each of KeyBank National Association and Key Bank USA, National Association (the "National Banks") is a duly organized and validly existing national banking association under the laws of the United States and continues to hold a valid certificate to do business as such; each of the Company and the National Banks has full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property, except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each of the National Banks have been duly authorized and validly issued, are fully paid and non-assessable (exceptions to be specified) and (except as otherwise stated in the Registration Statement) are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claim.

                           (ii) This Agreement, the applicable Terms Agreement
                  and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company.

                           (iii) The Offered Securities conform in all material
                  respects to the description thereof contained or incorporated by reference in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same.

                           (iv) If the Offered Securities include Debt
                  Securities, such Debt Securities have been duly authorized and, when such Debt Securities are duly executed, authenticated and delivered in the manner provided for in the applicable Indenture and issued and paid for in accordance with this Agreement and the applicable Terms Agreement, such Debt Securities will constitute valid and binding obligations of the Company entitled to the benefits of the applicable Indenture and enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and, if the Offered Securities include Subordinated Debt Securities that are convertible into Capital Securities, then such Subordinated Debt Securities are convertible into Capital Securities in accordance with their terms and the terms of the Subordinated Indenture.

                           (v) If the Offered Securities include Preferred
                  Stock, such shares of Preferred Stock have been duly authorized and, when such shares of Preferred Stock are duly executed and delivered and issued and paid for in accordance with this Agreement and the applicable Terms Agreement, such shares of Preferred Stock will have been validly issued, fully paid and non-assessable and no holder thereof will be subject to personal liability by reason of being such a holder; such shares of Preferred Stock will not be subject to the preemptive rights of any stockholder of the Company; and all corporate action required to be taken for the authorization, issue and sale of such shares of Preferred Stock has been validly and sufficiently taken; and, if the Offered Securities include shares of Preferred Stock that are to be represented by Depositary Shares, then, upon deposit by the Company of such shares of Preferred Stock with the Depositary pursuant to the Deposit Agreement and the execution by the Depositary of the Depositary Receipts evidencing the Depositary Shares, such Depositary Shares shall represent legal and valid interests in such shares of Preferred Stock; and, if the Offered Securities, Debt Securities and Debt Securities include shares of Preferred Stock that are convertible into Capital Securities, Debt Securities or other preferred stock, then such shares of Preferred Stock are convertible into Capital Securities, Debt Securities or other preferred stock in accordance with their terms and the terms of the Certificate of Amendment.

                           (vi) If the Offered Securities include Warrants, such
                  Warrants have been duly authorized and, when such Warrants are duly executed, authenticated and delivered in the manner provided for in the Warrant Agreement and issued and paid for in accordance with this Agreement and the applicable Terms Agreement, such Warrants will constitute valid and binding obligations of the Company entitled to the benefits of the Warrant Agreement and enforceable against the Company in accordance with their terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Warrants are exercisable for Debt Securities, shares of Preferred Stock or Common Stock in accordance with their terms and the terms of the Warrant Agreement.

                           (vii) If the Offered Securities include Debt
                  Securities or Preferred Stock convertible into Debt Securities, the applicable Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and each applicable Indenture has been duly qualified under the Trust Indenture Act.

                           (viii) If the Offered Securities include Preferred
                  Stock convertible into Capital Securities or other preferred stock and/or Subordinated Debt Securities convertible into Capital Securities, the Capital Securities or other preferred stock issuable upon conversion of the shares of Preferred Stock pursuant to their terms and the terms of the Certificate of Amendment and/or the Capital Securities issuable upon conversion of the Subordinated Debt Securities pursuant to their terms and the terms of the Subordinated Indenture, have been duly authorized and validly reserved for issuance upon such conversion by all necessary corporate action and such Capital Securities or other preferred stock, when issued upon such conversion, will be validly issued, fully paid and nonassessable and no holder thereof will be subject to personal liability by reason of being such a holder; and the issuance of such Capital Securities or other preferred stock upon such conversion will not be subject to preemptive rights.

                           (ix) If the Offered Securities include Depositary
                  Shares, the Deposit Agreement has been duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery thereof by the Depositary, constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (x) If the Offered Securities include Warrants, the
                  Warrant Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Warrant Agent, constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (xi) The issue and sale of the Offered Securities and
                  the performance by the Company of its obligations under the Offered Securities, the Indenture and this Agreement or other agreement pursuant to which the Underwriters purchase Offered Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, any agreement or instrument known to such counsel to which the Company is a party or by which it is bound, the Company's Articles of Incorporation or Regulations, or any order known to such counsel of any court or governmental agency or body having jurisdiction over the Company.

                           (xii) No consent, approval, authorization, order,
                  registration or qualification of or filing with any court or governmental agency or body is required for the issue and sale of Securities or the consummation of the other transactions contemplated by this Agreement, any applicable Terms Agreement or other agreement pursuant to which an Underwriter purchases Securities, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with purchases of Securities.

                           (xiii) The Registration Statement has become
                  effective under the Securities Act; any required amendment or supplement to the Prospectus has been filed as required by
                  Section 4(a) hereof; and to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission.

                           (xiv) Such counsel is of the opinion ascribed to it
                  in the Prospectus under the caption "United States Tax Considerations," if any.

                           (xv) The Registration Statement and the Prospectus,
                  each as amended or supplemented on the Closing Date (except for the financial statements and other financial and statistical data contained therein or omitted therefrom and the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the respective rules thereunder, and such counsel has no reason to believe that the Registration Statement, as amended (except for the financial statements and other financial or statistical data contained or incorporated therein or omitted therefrom and the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee as to which such counsel need express no opinion) at the time it became effective and at the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented (except for the financial statements and other financial or statistical data contained or incorporated therein or omitted therefrom and the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee as to which such counsel need express no opinion) as of the Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed which is not filed as required.

         Such opinion or opinions shall be to such further effect with respect to other legal matters relating to this Agreement, any Delayed Delivery Contracts and the sale of the Offered Securities, pursuant to this Agreement as counsel for the Underwriters may reasonably request. Such opinion or opinions shall be limited to New York, Ohio, and federal law and, if applicable, the law of the state of incorporation of any other Significant Subsidiary. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions in which such counsel is not qualified and the federal law of the United States, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the opinion shall state that they believe you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, the National Banks and the Significant Subsidiaries and certificates of public officials.

                  In rendering their opinion, such counsel may rely upon the opinion of Shearman & Sterling referred to below as to any matters governed by New York law covered therein.

                  (d) At the applicable Closing Date, you shall have received the favorable opinion of Shearman & Sterling, Counsel for the Underwriters, such opinion or opinions, dated the Closing Date, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect that the opinion delivered pursuant to Section 5(c) appears on its face to be appropriately responsive to the requirements of this Agreement and the applicable Terms Agreement and with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request and such counsel shall have received such papers and information as they request to enable them to pass upon such matters. In rendering their opinion, such counsel may rely upon the opinion rendered on behalf of the Company referred to above as to all matters governed by Ohio law.

                  (e) At or prior to the time of execution of the applicable Terms Agreement and on the Closing Date, you shall have received a letter from Ernst & Young LLP, dated the date of delivery thereof, to the effect set forth in Exhibit II hereto.

                  (f) You shall have received from the Company a certificate, signed by the Chairman of the Board, the President or an Executive Vice President, and by the principal financial or accounting officer, of the Company, dated the Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

                           (i) The representations and warranties of the Company
                  in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                           (ii) No stop order suspending the effectiveness of
                  the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened by the Commission.

                  (g) The Securities shall have been duly authorized for listing on such exchange, if any, and at such time as specified in the applicable Terms Agreement.

                  (h) In the event the Underwriters exercise their option provided in a Terms Agreement to purchase all or a portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Option Securities Closing Date, and you shall have received:

                           (1) A certificate, dated such Option Securities
                  Closing Date, signed by the Chairman of the Board, the President or an Executive Vice President, and by the principal financial or accounting officer of the Company, confirming that the certificate delivered at the Closing Date pursuant to
                  Section 5(f) hereof remains true and correct as of such Option Securities Closing Date.

                           (2) The favorable opinion of the General Counsel,
                  any Associate General Counsel or any Senior Managing Counsel to the Company and/or Thompson Hine LLP, Counsel to the Company, in the form and substance satisfactory to Counsel for the Underwriters, dated the Option Securities Closing Date, relating to the Option Securities and otherwise in substantially to the same effect as the opinion required by
                  Section 5(c) hereof.

                           (3) The favorable opinion of Shearman & Sterling,
                  Counsel for the Underwriters, dated the Option Securities Closing Date, relating to the Option Securities and otherwise in substantially to the same effect as the opinion required by
                  Section 5(d) hereof.

                           (4) A letter from Ernst & Young LLP in the form and
                  substance satisfactory to you and dated the Option Securities Closing Date, substantially the same in scope and substance as the letter furnished to you pursuant to Section 5(e) hereof, except that the "specified date" in the letter shall be a date not more than five days prior to such Option Securities Closing Date.

                  (i) The Company shall have furnished to you such further certificates and documents as you shall have reasonably requested.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by you by notice to the Company at any time at or prior to the applicable Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof. Notwithstanding any such termination, the provisions of Sections 6, 7, 8 and 9 shall remain in effect.

                  6. UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, other than by reason of a default by any of the Underwriters or the occurrence of any event specified in clause (ii), (iii) or (v) of Section 5(b), the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. Except as otherwise provided for herein or in the applicable Terms Agreement, the Underwriters shall pay their own expenses (including fees and disbursements of counsel) in connection with the offering and sale of the Securities.

                  7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any other prospectus with respect to the Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use therein and (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

                  (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any other prospectus relating to the Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that, if the defendants in any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and representations of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties (and the reasonable fees and expenses of one such separate counsel shall be paid by the indemnifying party). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party.

                  (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities,
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the total compensation or profit (before deducting expenses) received or realized by the Underwriters from the purchase and resale, or underwriting, of the Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute shall be several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

                  8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, indemnities and agreements of the Company herein or in certificates of officers of the Company delivered pursuant hereto, and the agreements of the several Underwriters contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person, or the Company or any of its officers, directors or any controlling person, and shall survive delivery of and payment for the Securities.

                  9. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters participating in an offering of Offered Securities shall fail at the applicable Closing Date to purchase the Offered Securities which it or they are obligated to purchase hereunder and under the applicable Terms Agreement (the "Defaulted Securities"), you shall have the right, within 36 hours thereafter, to make arrangements satisfactory to you and the Company for one or more of the nondefaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, you have not completed such arrangements within such 36-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of Offered Securities to be purchased pursuant to such Terms Agreement, the nondefaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations bear to the underwriting obligations of all nondefaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the Offered Securities to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without liability on the part of any nondefaulting Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default under this Agreement and the applicable Terms Agreement.

                  In the event of any such default that does not result in the termination of the applicable Terms Agreement, either you or the Company shall have the right to postpone the applicable Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9.

                  10. NOTICES. All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered, telexed or telecopied and confirmed to you at the address set forth for that purpose in the Terms Agreement, or if sent to the Company, shall be mailed, delivered, telexed, telecopied or telegraphed and confirmed to the Company at 127 Public Square, Cleveland, Ohio 44114-1306, ATTENTION: General Counsel, facsimile number: (216) 689-4121, with a COPY TO Associate General Counsel -- Securities, facsimile number: (216) 689-5372. Notice to any Underwriter pursuant to Section 7 hereof shall be mailed, delivered, telexed, telecopied or telegraphed and confirmed to such Underwriter's address as it appears in such Underwriter's questionnaire or other notice furnished to the Company in writing for the purpose of communications hereunder. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

                  11. PARTIES. This Agreement shall inure solely to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the controlling persons, officers and directors referred to in
Section 7 hereof, and no other person will have any right or obligation hereunder. In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you or by any one of you designated in the applicable Terms Agreement will be binding upon all the Underwriters.

                  12. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                                       EXHIBIT A

                                     KEYCORP

                              (an Ohio corporation)

                              [Title of Securities]

                                 TERMS AGREEMENT
                                 ---------------

                           Dated: ______________, 200_

To:      KeyCorp
         127 Public Square
         Cleveland, Ohio  44114-1306

Attention:  Joseph Vayda, Treasurer

Dear Sirs:

                  We (the "Representative") understand that KeyCorp, an Ohio corporation (the "Company"), proposes to issue and sell [[$ aggregate principal amount] of its [senior debt securities] [and] [subordinated [convertible] debt securities] (the "Debt Securities")] [and] [ shares of its [convertible]] preferred stock (the "Preferred Stock")] [ depositary shares (the "Depositary Shares") each representing ______ of a share of preferred stock]. Subject to the terms and conditions set forth herein or incorporated by reference herein, the Underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective amounts of [Debt Securities] [and] [Preferred Stock] [Depositary Shares] set forth below.

                                   Principal                           Principal                   Principal
                                   Amount of                           Amount of                   Amount of
   Name of                            Debt                             Preferred                  Depositary
Underwriter                        Securities                            Stock                      Shares
----------------------------------------------------------------------------------------------------------------



Total                               $                                  $                          $

                                 DEBT SECURITIES

Title of Debt Securities:

Principal amount to be issued:              $

Senior or Subordinated:

Currency:

Current ratings:

Interest rate or formula:                   %

Interest payment dates:

Date of maturity:

Redemption provisions:

Sinking fund requirements:

Initial public offering price:              % of the principal amount, plus
                                            accrued interest, if any, [or
                                            amortized original issue discount,
                                            if any,] from ____, 20_.

Purchase price:                             % of the principal amount, plus
                                            accrued interest, if any, [or
                                            amortized original issue discount,
                                            if any,] from ____, 20_ (payable in
                                            next day funds).

Listing requirement:                        [None] [NYSE] [OTHER]

Convertible:

Conversion provisions:

Closing date and location:

Additional representations, if any:

Redemption provisions:

Lock-up provisions:

Sinking fund requirements:

Number of Option Securities, if any:

Other terms and conditions:

                                 PREFERRED STOCK

Title of Preferred Stock:

Principal amount to be issued:              $

Currency:

Annual cash dividend rate:                  % Payable:

Liquidation preference per Share:

Initial public offering price:              %, plus accrued interest or
                                            amortized original issue discount,
                                            if any, from ______, 20___.

Purchase price:                             %, plus accrued interest or
                                            amortized original issue discount,
                                            if any, from ______, 20____ (payable
                                            in next day funds).

Listing requirement:                        [None] [NYSE] [OTHER]

Convertible:

Initial Conversion price:                   $___ per share of [Common Stock]
                                            [Preferred Stock] [Capital
                                            Securities].

Other conversion provisions:

Closing date and location:

Additional representations, if any:

Redemption provisions:

Lock-up provisions:

Sinking fund requirements:

Number of Option Securities, if any:

Other terms and conditions:

                                DEPOSITARY SHARES

Title of Depositary Shares:

Principal amount to be issued:              $

Currency:

Fractional amount of Preferred
                  Stock represented by

                  each Depositary Share:

Initial public offering price
         per Depositary Share:              % of the principal amount, plus
                                            accrued interest [or amortized
                                            original issue discount], if any,
                                            from _______, 20__.

Purchase price per Depositary Share:
                  (amount equal to the initial public

                  offering price set forth above, less

                  $_____  per Depositary Share).

Annual cash dividend amount:                $ Payable:

Closing date and location:

Additional representations, if any:

Redemption provisions:

Lock-up provisions:

Sinking fund requirements:

Number of Option Securities, if any:

Other terms and conditions:

                                    WARRANTS

Title of Warrants:

Number to be issued:

Currency:

Initial public offering price per Warrant:           $

Purchase price per Warrant:                          $

Listing requirement:                                 [None] [NYSE] [OTHER]

Exercisable for:

Exercise price:

Exercise provisions:

Closing date and location:

Additional representations, if any:

Redemption provisions:

Lock-up provisions:

Other terms and conditions:




                  Each Underwriter severally agrees, subject to the terms and provisions of the above referenced Underwriting Agreement Standard Provisions which is incorporated herein in its entirety and made a part hereof, to purchase the principal amount of Offered Securities set forth opposite its name and a proportionate share of Option Securities to the extent any are purchased.

                  This Agreement shall be governed by and construed in accordance with, the laws of the State of New York.

                  If the foregoing is in accordance with your understanding of the agreement between you and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts and together with the Underwriting Agreement Standard Provisions, shall be a binding agreement between the Underwriters named herein and the Company in accordance with its terms and the terms of the Underwriting Agreement Standard Provisions.

                                          [Representative[s]]


                                          By____________________________________

                                          Acting on behalf of themselves and the
                                          other named Underwriters

Confirmed and accepted as of
the date first above written:

KeyCorp

By_________________________
    Name and Title:

                                    EXHIBIT I

                                     KEYCORP

                              [Title of Securities]

                            DELAYED DELIVERY CONTRACT
                            -------------------------

                            -------------------------
                                  [Insert date]

KeyCorp

[Names of Representatives]

Gentlemen:

                  The undersigned hereby agrees to purchase from KeyCorp (the "Company"), and the Company agrees to sell to the undersigned, as of the date hereof, for delivery on _______, 20__ ("Delivery Date") $_________ principal amount of the Company's [insert title of Security] (the "Securities"), offered by the Company's Prospectus relating thereto, receipt of a copy of which is hereby acknowledged, at a purchase price of [ % of the principal amount thereof plus accrued interest, if any, from ______, 20__,] [and $____ per share of Preferred Stock] [and $ per Warrant, respectively] to the Delivery Date and on the further terms and conditions set forth in this contract.

                  Payment for the Securities that the undersigned has agreed to purchase for delivery on a Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House (next day) funds at the office of __________________ at ______ A.M. on that Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on that Delivery Date in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to that Delivery Date.

                  The obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on the Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not on the Delivery Date be prohibited under the laws of any jurisdiction to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof, and (2) the Company, on or before _______, 20__, shall have sold to the Underwriters the amount of the Securities to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above.

                  Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

                  This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that the Company will not accept Delayed Delivery Contracts for an aggregate principal amount of Securities in excess of $____ and that the acceptance of this contract and any other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                  This contract shall be governed by, and construed in accordance with, the laws of the State of New York.

                                           Very truly yours,




                                           (Name of Purchaser)


                                           By:_______________________________




                                           (Title of Signatory)





                                           (Address of Purchaser)

Accepted, as of the above date.

KeyCorp

By:___________________________
     [Insert title]

                                   EXHIBIT II

                  Pursuant to Section 5(e) of the Underwriting Agreement, the independent auditors shall furnish letters to the Underwriters to the effect that:

                  (1) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published Securities Act Regulations.

                  (2) In their opinion, the consolidated financial statements and any supplemental financial information or schedules audited by them and included or incorporated by reference in the Registration Statement or Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and the published rules and regulations thereunder.

                  (3) On the basis of procedures referred to in such letter, including a reading of the minute books of the Company since the end of the most recent fiscal year with respect to which an audit report has been issued, performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited consolidated interim financial statements of the Company included or incorporated by reference in the Registration Statement and Prospectus and reading the internal unaudited consolidated interim financial data, if any, for the period from the date of the latest balance sheet included or incorporated by reference in the Registration Statement and Prospectus to the date of the latest available internal interim financial data (which internal unaudited interim financial data, if any, will be attached to each such letter to the Underwriters); and making inquiries of officials of the Company responsible for financial and accounting matters (including inquiries with respect to whether the unaudited consolidated financial statements comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and inquiries of certain officials of the Company who have responsibility for financial and accounting matters whether the internal unaudited consolidated interim financial statements are stated on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement), nothing caused them to believe that:

                  (A) (i) any material modifications should be made to the unaudited consolidated financial statements included in any Quarterly Reports on Form 10-Q which are incorporated by reference in the Registration Statement or Prospectus (the "10-Q Financials") for them to be in conformity with generally accepted accounting principles applicable to such financial statements and (ii) the 10-Q Financials do not comply as to form in all material respects with the applicable requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations; or

                  (B) the internal unaudited consolidated interim financial statements of the Company are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement; or

                  (C) at the date of the latest available internal unaudited consolidated interim financial statements of the Company, there was any increase in consolidated long-term debt or any decrease in consolidated shareholders' equity as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus except in all instances for decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter; or

                  (D) for the period from the date of the latest balance sheet included or incorporated by reference in the Prospectus to the date of the latest available internal financial statements of the Company, there was any decrease, as compared with the corresponding period of the previous year, in consolidated net interest income, consolidated net interest income after provision for possible loan losses, consolidated income before taxes or in the total or per common share amounts of consolidated net income, except in all cases for changes or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter;

                  (E) as of a specified date not more than five days prior to the date of delivery of such letter to the Representative(s), there was any increase in consolidated long-term debt or any decrease in consolidated shareholders' equity as compared with the [amount shown in the latest balance sheet included or incorporated by reference in the Prospectus/amount shown in the latest internal unaudited consolidated interim financial statements], except for any decrease that the Registration Statement discloses has occurred or may occur.

                  (4) In addition to their examination referred to in their reports incorporated by reference in the Registration Statement and Prospectus and the procedures referred to in (3) above, (a) they have carried out certain other procedures, not constituting an audit, with respect to certain of the dollar amounts, percentages and other financial information (in each case to the extent that such dollar amounts, percentages and other financial information, either directly or by analysis or computation, are derived from the general accounting records of the Company and its subsidiaries) which are included or incorporated by reference in the Prospectus (other than those appearing in the audited financial statements included therein) and appear in the Prospectus or incorporated documents, as agreed to by officers of the Company and the Representative(s), and have found such dollar amounts, percentages and financial information to be in agreement with the general accounting records of the Company and its subsidiaries and (b) if any pro forma financial information is included or incorporated by reference in the Registration Statement and Prospectus, they have carried out other procedures, not constituting an audit, with respect to such pro forma financial information and indicated the results thereof, if requested by the Representative(s) and agreed to by officers of the Company.